UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact name of registrant as specified in its charter)

Michigan	0-20167	38-2062816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 South Cedar Street, Manistique, MI	49854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 343-8147

Not Applicable

(Former name or former address if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 30, 2012, Mackinac Financial Corporation (the “Company”) and Steinhardt Capital Investors, LLLP (“SCI”) entered into a First Amendment to First Amended and Restated Securities Purchase Agreement (the “First Amendment”).  The Company and SCI originally entered into a Securities Purchase Agreement dated March 27, 2012 (the “Original Agreement”), and the parties subsequently amended and restated the Original Agreement pursuant to a First Amended and Restated Securities Purchase Agreement dated as of May 23, 2012 (the “Amended Agreement”).

The First Amendment modifies the Amended Agreement as follows.

•                                     Under the Amended Agreement, until the earlier of the closing date and termination of the Amended Agreement, the Company was obligated, the extent reasonably practicable, to consult with SCI prior to taking any material action outside of the ordinary course of business, provided that the Company was prohibited from consulting with SCI with respect to such actions or providing any material non-public information to SCI unless the Company first sought and obtained SCI’s prior consent to being so consulted or to receiving such information.  The First Amendment removes in its entirety this obligation of the Company to consult with SCI prior to taking any material action outside the ordinary course of business.

•                                     In both the Amended Agreement and the First Amendment, SCI agrees to a four (4) year standstill provision, pursuant to which SCI generally must refrain from taking certain actions (and must cause its affiliates to refrain from taking certain actions) designed to increase SCI’s direct or indirect interest in the Company, including the acquisition of additional equity above certain designated levels.  The Amended Agreement contained an exception pursuant to which, under certain circumstances, any portfolio company of SCI would be exempt from the standstill provisions in the event that SCI is not the party exercising control over the decision to purchase or vote the voting securities of the Company.  The First Amendment eliminates this exception in its entirety.

•                                     The Amended Agreement contains certain covenants of the Company pursuant to which, subject to certain conditions and approvals, the Company must cause one (1) person designated by SCI (the “Board Representative”) to be elected or appointed to the boards of directors of the Company (the “Company Board”) and its subsidiary bank (the “Bank Board”) for as long as SCI, together with its affiliates, owns at least a 5% of the common stock of the Company (a “Qualifying Ownership Interest”).  Under the Amended Agreement, the Board Representative would have been entitled to attend, as a nonvoting observer, all meetings of all committees of the Company Board and Bank Board of which the Board Representative is not a member.  The First Amendment eliminates the right of the Board Representative to attend, as a nonvoting observer, each meeting of each committee of the Company Board and the Bank Board of which the Board Representative is not a member.

•                                     The Amended Agreement also provides that, from and after the closing, if SCI and its affiliates together own a Qualifying Ownership Interest and SCI’s Board Representative is not then serving on the Company Board and the Bank Board, then the Company must, subject to applicable law, invite a person designated by SCI and reasonably acceptable to the Company (the “Board Observer”) to attend meetings of the Company Board and the Bank Board.  The Board Observer would have also been permitted to attend in a nonvoting observer capacity each meeting of each committee of the Company Board and the Bank Board.  Under the First Amendment, the Board Observer no longer has the right to attend any meetings of the committees of the Company Board or the Bank Board.

The foregoing summary of the First Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Additional Information

This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This release contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements reflect management’s current beliefs as to expected outcomes of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could cause a difference include among others: changes in the national and local economies or market conditions; changes in interest rates and banking regulations; the impact of competition from traditional or new sources; and the possibility that anticipated cost savings and revenue enhancements from mergers and acquisitions, bank consolidations, branch closings and other sources may not be fully realized at all or within specified time frames as well as other risks and uncertainties including but not limited to those detailed from time to time in filings of the Company with the Securities and Exchange Commission. These and other factors may cause decisions and actual results to differ materially from current expectations.  Mackinac Financial Corporation undertakes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this document.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	First Amendment to First Amended and Restated Securities Purchase Agreement, dated as of May 30, 2012, by and between Mackinac Financial Corporation and Steinhardt Capital Investors, LLLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mackinac Financial Corporation
(Registrant)

May 31, 2012	/s/ Ernie R. Krueger
(Date)	Ernie R. Krueger
Executive Vice President/Chief Financial Officer

EXHIBIT INDEX

No.	Description

10.1	First Amendment to First Amended and Restated Securities Purchase Agreement, dated as of May 30, 2012, by and between Mackinac Financial Corporation and Steinhardt Capital Investors, LLLP.